NEW COVENANT FUNDS
Supplement dated April 23, 2009 to the
Prospectus dated October 28, 2008, as supplemented December 9, 2008.

New Sub-Adviser

TimesSquare Capital Management, LLC, was approved by the Board of Trustees of the New Covenant Funds on March 22, 2009, to serve as a sub-adviser for the New Covenant Growth Fund.

Effective immediately, the following paragraphs are added to the section entitled “Sub-Advisers for the Growth Fund” on pages 25 to 27 of the Prospectus:

TimesSquare Capital Management, LLC
TimesSquare Capital Management, LLC (“TimesSquare”) is located at 1177 Avenue of Americas, 39th Floor, New York, New York 10036.  TimesSquare is owned by its senior executives and Affiliated Managers Group, Inc. which is a publicly traded asset management holding company.  TimesSquare provides investment management services for investment companies, individuals and institutional clients, including pension and profit sharing plans.

Grant Babyak
Mr. Babyak is Chief Executive Officer, Managing Director and Senior Portfolio Manager in TimesSquare’s growth equity group and has been a portfolio manager of the Growth Fund since April 2009.  Prior to joining the firm, Mr. Babyak managed small cap and mid cap portfolios at Fiduciary Trust Company International since 1996. He previously worked for six years at Avatar Associates as an institutional portfolio manager and for two years at U.S. Trust Company of New York as an analyst covering the consumer and basic industrial sectors. Mr. Babyak received a B.A. in Political Science from Yale University in 1988 and an M.B.A. in Finance from New York University-Stern Graduate School of Business in 1995.

Tony Rosenthal, CFA
Mr. Rosenthal is a Managing Director and Portfolio Manager in TimesSquare’s growth equity group and has been a portfolio manager of the Growth Fund since April 2009.  Before joining the firm, Mr. Rosenthal held a similar position at Fiduciary Trust Company International since 1996. Prior experience includes three years at the Bank of New York as an equity portfolio manager and analyst, and time at U.S. Trust Company of New York, where he conducted economic research. Mr. Rosenthal received a B.A. in Economics from Wesleyan University in 1988 and an M.B.A. from Columbia Business School in 1993. He is a member of the CFA Institute and the New York Society of Security Analysts.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, if any.

Please retain this Supplement with your Prospectus for future reference.

NEW COVENANT FUNDS

Supplement dated April 23, 2009 to the Statement of Additional Information (“SAI”) dated
October 28, 2008, as supplemented December 9, 2008 and April 20, 2009.

New Sub-Adviser

TimesSquare Capital Management, LLC, was approved by the Board of Trustees of the New Covenant Funds on March 22, 2009, to serve as a sub-adviser for the New Covenant Growth Fund.

•	As a result, the table on page 24 of the SAI is deleted and replaced with the following:

Name of Current Sub-Adviser	Fund Name	Annual Sub-Advisory Fee as a Percentage of Assets Managed
Robert W. Baird & Co. Incorporated**	Income Fund	0.15% of the assets
Capital Guardian Trust Company	Growth Fund	0.750% of the first $25 million; 0.600% of the next $25 million; 0.475% of the next $200 million; and 0.425% on assets over $250 million (less 10% eleemosynary discount)
EARNEST Partners, LLC**	Income Fund	0.15% of the assets
Russell Implementation Services, Inc.*		0.24% of the assets
Santa Barbara Asset Management, LLC	Growth Fund	0.50% of the assets
Sound Shore Management, Inc.	Growth Fund	0.75% of the first $10 million and 0.50% on assets over $10 million
Sterling Capital Management LLC**	Income Fund	0.15% of the assets
TimesSquare Capital Management, LLC***	Growth Fund	0.80% of the first $50 million; 0.70% of the next $50 million; and 0.60% of assets over $100 million
Wellington Management Company, LLP	Growth Fund	0.25% of the first $100 million; 0.20% of the next $400 million and 0.175% of assets over $500 million
*	Russell Implementation Services, Inc. (“Russell”) executed a sub-advisory agreement with One Compass Advisors on June 18, 2008. Russell is not currently managing any assets in the Funds.
**	Robert W. Baird & Co. Incorporated, EARNEST Partners, LLC and Sterling Capital Management LLC became sub-advisers to the Income Fund in December 2008.
***	TimesSquare Capital Management, LLC became a sub-adviser to the Growth Fund on April 20, 2009.

•	Additionally, the following information is added to Appendix B:

TimesSquare Capital Management, LLC (“TimesSquare”)

Portfolio Managers

Grant Babyak
Mr. Babyak is Chief Executive Officer, Managing Director and Senior Portfolio Manager in TimesSquare’s growth equity group and has been a portfolio manager of the Growth Fund since April 2009.  Prior to joining the firm, Mr. Babyak managed small cap and mid cap portfolios at Fiduciary Trust Company International since 1996. He previously worked for six years at Avatar Associates as an institutional portfolio manager and for two years at U.S. Trust Company of New York as an analyst covering the consumer and basic industrial sectors. Mr. Babyak received a B.A. in Political Science from Yale University in 1988 and an M.B.A. in Finance from New York University-Stern Graduate School of Business in 1995.

Tony Rosenthal, CFA
Mr. Rosenthal is a Managing Director and Portfolio Manager in TimesSquare’s growth equity group and has been a portfolio manager of the Growth Fund since April 2009.  Before joining the firm, Mr. Rosenthal held a similar position at Fiduciary Trust Company International since 1996. Prior experience includes three years at the Bank of New York as an equity portfolio manager and analyst and time at U.S. Trust Company of New York, where he conducted economic research. Mr. Rosenthal received a B.A. in Economics from Wesleyan University in 1988 and an M.B.A. from Columbia Business School in 1993. He is a member of the CFA Institute and the New York Society of Security Analysts.

Dollar Range of Investments in the Fund

None

Compensation

TimesSquare’s compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm.  The program is tied exclusively to client investment performance and financial results of the firm and its investment business.  Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers.  Investment professionals’ compensation is comprised of the following three components:  base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries:
Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers.  Based on recent research, the firm’s top performing employee compensation falls within the top decile of the industry.  Studies of competitive investment management compensation practices and levels are routinely conducted to ensure that investment professionals are competitively paid.  The firm adjusts base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers.  For key investment decision makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan:
Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons.  Such performance is measured over a 1 and 3 year time period versus the Russell Mid Cap Growth Index.  Performance is analyzed on a pre-tax basis.

Equity Ownership:
Senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period.  Once vested, certain components with vested value are not immediately accessible to further encourage retention.  Through this stake in the firm’s business, senior professionals benefit from client retention and prudent business management. Currently, substantially all of the firm’s investment professionals retain ownership.

Other Managed Accounts as of December 31, 2008

Portfolio Manager	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Grant Babyak	7	$2,165,800,000	1	$1,810,000	140	$5,229,250,000
Tony Rosenthal	3	$953,450,000	1	$1,810,000	103	$4,205,810,000

Accounts with Performance-based Fees as of December 31, 2008

Portfolio Manager	The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Grant Babyak	0	0	0	0	6	$499,310,000
Tony Rosenthal	0	0	0	0	5	$437,490,000

Description of Material Conflicts

TimesSquare is committed to ensuring that first and foremost any conflicts of interest, whether actual or apparent, are avoided.  Towards that aim, TimesSquare implemented and continues to maintain a compliance program that includes written policies and procedures that address reasonably foreseeable potential areas of conflict.  TimesSquare has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective.  The following highlights of TimesSquare’s compliance program are critical in the firm’s avoidance of conflicts of interest.

Code of Ethics - Personal Trading Conflicts:
As a relatively small entity, TimesSquare treats all personnel as “Access Persons.” All personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. To ensure that TimesSquare avoids conflicts of interests its compliance department generally prohibits individual stock transactions in issues less than $15 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare.  TimesSquare believes that the $15 billion limitation is effective in addressing potential conflicts since TimesSquare only manages investment portfolios with small to mid cap market mandates and thus rarely purchase securities with a market cap above $15 billion for clients.  TimesSquare’s Code of Ethics and Compliance Manual also contain a gift policy that imposes restrictions on the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:
Portfolio managers for all advised accounts have equal access to all suitable transactions, consistent with its policy of treating all client accounts in a manner that is fair and equitable over time. Requests for publicly traded securities may be filled by TimesSquare’s trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Such aggregation is appropriate, in TimesSquare’s judgment, for the purpose of achieving best execution, and all participating accounts benefit equally from any reduced price or transaction costs. Except as directed by clients, TimesSquare and its related advisers use a proportional allocation system in the case of aggregated trades where not enough securities are available to satisfy all accounts’ requests. In the event that this pro rata procedure results in an allocation that is not consistent with the portfolio’s relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation.

Such aggregation does not always include “program trades” for actively managed equity accounts. Program trades are defined by TimesSquare as trades of more than one security that are periodically required to rebalance portfolios. Program trades also include groups of trades required to establish desired initial portfolios for new accounts. Program trades are executed through specific program trading firms selected by TimesSquare’s active equity trading desk. TimesSquare’s trading desk delegates the execution and management of program trades to the program trading firms, subject to review for best execution. In the opinion of TimesSquare, it is not always advantageous to aggregate program trades with non-program trading activity. Decisions to aggregate/not aggregate program trades with non-program trades are made on a case-by-case basis taking into consideration, for example, liquidity of securities involved, price limits on orders and the size of the program trade(s) as compared to non-program trades.

Where the actual allocation of new mid cap growth equity issues is significantly lower than that requested, using the original intended allocation proportions may result in allocations to portfolios that are not meaningful. In those situations, the portfolio manager may allocate the securities received to significantly fewer portfolios than originally intended. Those portfolios chosen to receive the smaller allocations are selected non-systematically based on a combination of portfolio performance, size, cash position, sector allocations, number of positions in the portfolio, diversification among similar companies, and minimization of custodian transaction costs to the client. While the intention is to over time allocate similar proportional amounts to all portfolios, using this methodology the largest accounts are unlikely to receive small allocations and over time may not receive similar proportional amounts. On a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts, for the last rolling twelve month period. The objective of the reviews is to evaluate dispersion of performance and relative allocations, if any, and to determine if future allocations of IPOs and secondary offerings should be adjusted.

Conflict Management:
To date, TimesSquare does not believe that it has been faced with a material conflict of interest.  However, in the event that a conflict did arise, the firm would follow its written policies in that particular area.  As per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation.  The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict.  To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients.

TimesSquare’s entire mid-cap growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

Please retain this Supplement with your SAI for future reference.